UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2022

PINNACLE FINANCIAL PARTNERS, INC.
(Exact name of registrant as specified in charter)

Tennessee	000-31225	62-1812853
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Third Avenue South, Suite 900, Nashville, Tennessee 37201
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:   (615) 744-3700

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Common Stock par value $1.00	PNFP	The Nasdaq Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 6.75% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series B)	PNFPP	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Pinnacle Financial Partners, Inc., a Tennessee corporation (the "Company") held its 2022 Annual Meeting of Shareholders (the "Annual Meeting") on April 19, 2022. At the Annual Meeting, Abney S. Boxley, III, Charles E. Brock, Renda J. Burkhart, Gregory L. Burns, Richard D. Callicutt, II, Marty G. Dickens, Thomas C. Farnsworth, III, Joseph C. Galante, Glenda Baskin Glover, David B. Ingram, Decosta E. Jenkins, Robert A. McCabe, Jr., Reese L. Smith, III, G. Kennedy Thompson and M. Terry Turner were elected as directors of the Company to hold office for a term of one year and until their successors are duly elected and qualified. In addition, at the Annual Meeting, the shareholders (i) ratified the appointment of Crowe LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022, and (ii) approved, on a non-binding, advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 7, 2022 (the "Proxy Statement").

The final voting results of the director elections, ratification of the appointment of Crowe LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022 and the non-binding, advisory approval of compensation for the Company's named executive officers, which were described in more detail in the Proxy Statement, are set forth below.

(1) Each director nominee was elected by the following tabulation:

	For	Against	Abstain	Broker Non-Votes
Abney S. Boxley, III	59,858,467	1,437,064	690,599	7,296,766
Charles E. Brock	61,044,799	252,598	688,693	7,296,766
Renda J. Burkhart	61,050,654	241,816	693,620	7,296,766
Gregory L. Burns	59,538,726	1,722,201	725,163	7,296,766
Richard D. Callicutt, II	60,227,797	1,061,509	696,784	7,296,766
Marty G. Dickens	59,709,886	1,586,339	689,865	7,296,766
Thomas C. Farnsworth, III	59,752,170	1,544,636	689,284	7,296,766
Joseph C. Galante	59,738,906	1,537,063	710,121	7,296,766
Glenda Baskin Glover	58,991,959	2,306,041	688,090	7,296,766
David B. Ingram	61,045,211	247,409	693,470	7,296,766
Decosta E. Jenkins	61,043,783	254,938	687,369	7,296,766
Robert A. McCabe, Jr.	60,190,479	1,107,899	687,712	7,296,766
Reese L. Smith, III	58,779,003	2,367,311	839,776	7,296,766
G. Kennedy Thompson	60,674,266	615,636	696,188	7,296,766
M. Terry Turner	61,038,416	260,999	686,675	7,296,766

(2) The ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was approved by the following tabulation:

For	Against	Abstain
66,693,038	1,895,444	694,374

(3) The non-binding, advisory basis, vote on the compensation of the Company’s named executive officers was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
57,938,654	3,112,317	935,119	7,296,766

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        PINNACLE FINANCIAL PARTNERS, INC.

                        By: /s/ Harold R. Carpenter
                    Name: Harold R. Carpenter
                         Title:    Executive Vice President and
                            Chief Financial Officer

Date:    April 22, 2022